UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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LA JOLLA PHARMACEUTICAL COMPANY
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF THE 2020 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 25, 2020

To the Shareholders of La Jolla Pharmaceutical Company:

The 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of La Jolla Pharmaceutical Company (the “Company”) will be held via live webcast at www.virtualshareholdermeeting.com/LJPC2020 on June 25, 2020 at 9:00 a.m. Pacific Time. The Annual Meeting will be held for the following purposes, as more fully described in the accompanying Definitive Proxy Statement (the “Proxy Statement”):

1.	To elect the 5 director nominees named in this Proxy Statement to serve until the 2021 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2.	To ratify the selection of Squar Milner LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020; and

3.	To transact any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Annual Meeting will be a completely virtual meeting of shareholders. You will not be able to attend the Annual Meeting in person. To participate, vote or submit questions during the Annual Meeting via live webcast, please visit www.virtualshareholdermeeting.com/LJPC2020.

Only shareholders of record at the close of business on April 29, 2020 are entitled to notice of, and to vote on, the proposals described in the Proxy Statement.

By the Order of the Board of Directors,

/s/ Dennis Mulroy
Dennis Mulroy
Chief Financial Officer

San Diego, California
April 29, 2020

Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of Shareholders to Be Held on June 25, 2020 at 9:00 a.m. Pacific Time via live webcast at www.virtualshareholdermeeting.com/LJPC2020.

The Proxy Statement and the Annual Report for the year ended December 31, 2019 are available at www.proxyvote.com.

DEFINITIVE PROXY STATEMENT
FOR THE 2020 ANNUAL MEETING OF SHAREHOLDERS
June 25, 2020 at 9:00 a.m. Pacific Time

GENERAL INFORMATION

You are receiving these proxy materials, including this Definitive Proxy Statement (this “Proxy Statement”), the Notice of the 2020 Annual Meeting of Shareholders, the 2019 Annual Report and the proxy card or voting instruction form, in connection with the solicitation of proxies by the Board of Directors (the “Board”) of La Jolla Pharmaceutical Company (“we,” “us,” “our” or the “Company”) for use at the 2020 Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be held via live webcast at www.virtualshareholdermeeting.com/LJPC2020 on June 25, 2020 at 9:00 a.m. Pacific Time, or at any other time following adjournments or postponements thereof. The proxy materials are being mailed to our shareholders on or about May 6, 2020.

Only shareholders of record at the close of business on April 29, 2020 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. At the close of business on the Record Date, 27,298,836 shares of common stock were issued and outstanding. Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting. Shareholders will not be entitled to cumulate votes in the election of directors. Shares cannot be voted at the Annual Meeting unless the holder thereof is represented, either by shareholders present via live webcast or by proxy. A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be represented at the Annual Meeting, either by shareholders present via live webcast or by proxy, to constitute a quorum.

Our Board has selected Dennis Mulroy to serve as proxy at the Annual Meeting. The shares of common stock represented by each executed and returned proxy will be voted in accordance with the instructions indicated on the proxy card or voting instruction form.

If you are a shareholder of record and you sign your proxy card or voting instruction form without giving specific instructions, the Company will vote your shares “FOR” each director nominee and “FOR” Proposal 2. The proxy also confers discretionary authority to vote the shares entitled to be voted thereby on any matter that may properly come before the Annual Meeting; we currently know of no other business to be presented.

Any proxy given may be revoked by the person giving it at any time before it is voted at the Annual Meeting. If you are a shareholder of record, you may revoke your proxy and change your vote through one of the following three ways: (i) you may send a written notice to the Company’s Secretary, Dennis Mulroy, stating that you would like to revoke your proxy; (ii) you may complete and submit a new proxy card, but it must bear a later date than the original proxy, or you may submit new proxy instructions via telephone or the Internet; or (iii) you may vote via live webcast at the Annual Meeting, however, your attendance at the Annual Meeting will not, by itself, revoke your proxy. If you have instructed a broker, fiduciary or custodian to vote your shares, you must follow the directions you receive from your broker, fiduciary or custodian to revoke your proxy and change your vote. Your last vote will be the vote that is counted.

We will provide copies of this Proxy Statement and the related proxy materials to brokers, fiduciaries and custodians for forwarding to beneficial owners and will reimburse these persons for their costs of forwarding these materials. Our directors, officers and employees may solicit proxies by telephone, facsimile or personal solicitation; we will not pay additional compensation for any of these services.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING

Q.	Why am I receiving these proxy materials?

A.
You are receiving these proxy materials, including this Proxy Statement, the Notice of the 2020 Annual Meeting of Shareholders, the 2019 Annual Report and the proxy card or voting instruction form, in connection with the solicitation of proxies by the Board for use at the Annual Meeting. The Annual Meeting will be held via live webcast at www.virtualshareholdermeeting.com/LJPC2020 on June 25, 2020 at 9:00 a.m. Pacific Time, or at any other time following adjournments or postponements thereof. You are invited to attend the Annual Meeting and are entitled to, and requested to, vote on the proposals described in this Proxy Statement. The proxy materials are being mailed to our shareholders on or about May 6, 2020.

Q.	What is the format of the Annual Meeting?

A.
We will be hosting the Annual Meeting via live webcast. You will not be able to attend the meeting in person. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Any shareholder may listen to the Annual Meeting and participate via live webcast at www.virtualshareholdermeeting.com/LJPC2020. The webcast will begin at 9:00 a.m. Pacific Time on June 25, 2020.

•	Shareholders may vote and submit questions during the Annual Meeting via live webcast.

•
To join the Annual Meeting, please enter your 16-digit control number, which is available on your proxy card. If you do not have your 16-digit control number, you will only be able to listen to the Annual Meeting, and you will not be able to vote or submit questions live during the Annual Meeting.

•
Instructions on how to connect to and participate in the Annual Meeting via live webcast, including how to demonstrate proof of share ownership, will be posted at www.virtualshareholdermeeting.com/LJPC2020.

Q.	How many shares must be present to conduct business?

A.
A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be represented either at the Annual Meeting or by proxy to constitute a quorum. A quorum is required to conduct business at the Annual Meeting.

Q.	What am I voting on?

A.	The proposals to be voted on at the Annual Meeting are as follows:

1.	Election of the 5 director nominees named in this Proxy Statement to serve until the 2021 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2.	Ratification of the selection of Squar Milner LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

Q.	How does the Board recommend that I vote?

A.	The Board recommends that you vote your shares of common stock “FOR” each director nominee and “FOR” Proposal 2.

Q.	What shares can I vote at the Annual Meeting?

A.
You may vote all shares of common stock owned by you as of the Record Date, including: (i) shares held directly in your name as the shareholder of record; and (ii) shares held for you as the beneficial owner through a broker, fiduciary or custodian.

Q.	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A.	Shareholder of Record: Shares of Common Stock Registered in Your Name
If your shares of common stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered to be, with respect to those shares of common stock, the shareholder of record, and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to vote at the Annual Meeting, vote by proxy using the enclosed proxy card or vote by proxy via telephone or the Internet.

Beneficial Owner: Shares of Common Stock Registered in the Name of a Broker, Fiduciary or Custodian
If your shares of common stock are held by a broker, fiduciary or custodian, you are considered the beneficial owner of shares of common stock held in “street name,” and these proxy materials are being forwarded to you from that broker, fiduciary or custodian. As the beneficial owner of shares of common stock held in “street name,” you have the right to direct your broker, fiduciary or custodian how to vote and are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote at the Annual Meeting unless you obtain a “legal proxy” from the broker, fiduciary or custodian giving you the right to vote at the Annual Meeting.

Q.	How can I vote my shares without attending the Annual Meeting?

A.
Whether you are a shareholder of record or a beneficial owner, you may direct how your shares are voted without attending the Annual Meeting. Shareholders of record may vote by proxy using the enclosed proxy card or vote by proxy via telephone or the Internet. Beneficial owners may cause their shares to be voted by proxy using the voting instruction form provided by their broker, fiduciary or custodian and mailing it in the accompanying postage-prepaid envelope or via telephone or the Internet.

Q.	How can I vote my shares at the Annual Meeting?

A.
We will be hosting the Annual Meeting via live webcast. You will not be able to attend the Annual Meeting in person. Any shareholder can listen to and participate in the Annual Meeting via live webcast at www.virtualshareholdermeeting.com/LJPC2020. The webcast will start at 9:00 a.m. Pacific Time on June 25, 2020. For shareholders of record to vote during the Annual Meeting, follow the instructions posted at www.virtualshareholdermeeting.com/LJPC2020. Beneficial owners must obtain a valid proxy from your broker, fiduciary or custodian. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, fiduciary or custodian to request a proxy form. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instruction form, as described above, so that your vote will be counted if you later decide not to, or are unable to, attend the Annual Meeting.

Q.	Is my vote confidential?

A.
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that is designed to protect your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (i) as necessary to meet applicable legal requirements; (ii) to allow for the tabulation of votes and the certification of the vote; and (iii) to facilitate a successful proxy solicitation. Occasionally, shareholders provide written comments on their proxy card or voting instruction form, which may then be forwarded to the Company’s management.

Q.	How are votes counted?

A.
If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you are a shareholder of record and sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” the director nominees identified herein, “FOR” Proposal 2 and in the discretion of the proxy holders on any other matters that properly come before the Annual Meeting).

Q.	What is a “broker non-vote”?

A.
A “broker non-vote” occurs when a beneficial owner does not give instructions to the broker, fiduciary or custodian holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares of common stock are held in “street name,” the beneficial owner is entitled to give voting instructions to the broker, fiduciary or custodian holding the shares. If the beneficial owner does not provide voting instructions, the broker, fiduciary or custodian can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of shareholders, such as mergers, dissolutions or other shareholder proposals, as well as the election of directors and the approval of proposals relating to executive compensation and equity compensation plans. Because rulings on proposals are made pursuant to rules and interpretations governing the conduct of brokerage firms, rather than rules that apply directly to the Company, we have not made any determinations or predictions on how such rulings will be made. However, we have indicated below with respect to each proposal what the effect of a broker non-vote would be if a broker non-vote is returned with respect to that proposal. Broker non-votes will be counted as present for the purpose of determining the presence of a quorum.
Q. What is the vote required to approve each matter?

A.	Proposal 1: Election of Directors
In an uncontested election (i.e., an election where the number of director nominees equals the number of director positions up for election), such as the one taking place at the Annual Meeting, directors are elected by a majority of the votes cast, meaning each director nominee must receive a greater number of shares of common stock voted “FOR” his or her election than the number of shares of common stock voted “AGAINST” his or her election in order to be elected.
You may vote “FOR,” “AGAINST” or “ABSTAIN” for each of the director nominees. If you “ABSTAIN” from voting with respect to one or more director nominees, your vote will have no effect on the election of such nominees. In the election of directors, you may vote for no more than 5 director nominees, and you may not cumulate votes. Broker non-votes will have no effect on the election of the director nominees.
Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm
Ratification of the selection of the Company’s independent registered public accounting firm requires a “FOR” vote from a majority of shares of common stock present at the Annual Meeting, either represented by shareholders present via live webcast or by proxy, and entitled to vote on the proposal.
You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting with respect to this proposal, your vote will have the same effect as a vote “AGAINST” the proposal. If this proposal is considered to be “routine,” there will not be any broker non-votes with respect to this proposal.

Q.	What does it mean if I receive more than one set of proxy materials?

A.
If you receive more than one set of proxy materials, your shares of common stock may be registered in more than one name or held in different accounts. Please complete, sign, date and return each proxy card or voting instruction form that you receive to ensure that all of your shares of common stock are voted.

Q.	Who is soliciting my vote and who is paying the costs?

A.
Your vote is being solicited on behalf of the Board, and the Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement.

Q.	How can I find out the voting results?

A.
We expect to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (the “SEC”) within 4 business days after the Annual Meeting.

Q.	Whom should I contact if I have questions?

A.	If you have any additional questions about the Annual Meeting or the proposals presented in this Proxy Statement, you should contact:
Dennis Mulroy
Chief Financial Officer
La Jolla Pharmaceutical Company
4550 Towne Centre Court
San Diego, CA 92121
(858) 207-4264 Ext: 1040

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors

We currently have 5 members of our Board: Kevin Tang, Craig Johnson, Laura Johnson, David Ramsay and Robert Rosen. All 5 of the incumbent directors have been nominated for reelection at the Annual Meeting. Director nominees elected at the Annual Meeting will hold office until the 2021 Annual Meeting of Shareholders and until their successors are elected and qualified, unless they resign or their seats become vacant due to death, removal or other cause in accordance with our organizational documents. All of the director nominees have indicated their willingness to serve, if elected.

Director Nominees

Each individual listed below is nominated for election to the Board to serve a one-year term until his or her successor is elected and qualified following the 2021 Annual Meeting of Shareholders. Our Board recommends that you vote “FOR” each of the following director nominees:

Name	Age	Position
Kevin Tang	53	Director, Chairman of the Board
Craig Johnson	58	Director
Laura Johnson	55	Director
David Ramsay	55	Director
Robert Rosen	64	Director

Kevin Tang has served as a director and Chairman since August 2014. He serves as President of Tang Capital Management, LLC, a life sciences focused investment company he founded in 2002. Mr. Tang has also served as the Chairman and Chief Executive Officer of Odonate Therapeutics, Inc. since the company’s inception in 2013. Since 2009, he has served as a director of Heron Therapeutics, Inc. and, since 2012, has served as Chairman. From 2009 through its acquisition by Endo Pharmaceuticals, Inc. in 2010, Mr. Tang served as a director of Penwest Pharmaceuticals Co. In 2006, he co-founded Ardea Biosciences, Inc. and served as a director from inception through its acquisition by AstraZeneca PLC in 2012. From 2001 to 2008, Mr. Tang was a director of Trimeris, Inc. From 1993 to 2001, he held various positions at Deutsche Banc Alex Brown, Inc., an investment banking firm, most recently serving as Managing Director and head of the firm’s Life Sciences research group. Mr. Tang received a B.S. degree from Duke University. The Board has concluded that Mr. Tang should serve as a director based on his experience forming and building biotechnology companies, serving as a director of numerous biotechnology companies and serving as a manager of funds specializing in the area of life sciences.

Craig Johnson has served as a director since October 2013. He also serves as a director of Heron Therapeutics, Inc., Mirati Therapeutics, Inc. and Odonate Therapeutics, Inc. Mr. Johnson served as a director of GenomeDx Biosciences, Inc. from 2015 to 2018. He served as a director of Adamis Pharmaceuticals Corporation from 2011 to 2014 and as a director of Ardea Biosciences, Inc. from 2008 until its acquisition by AstraZeneca PLC in 2012. From 2011 to 2012, Mr. Johnson served as Chief Financial Officer of PURE Bioscience, Inc., and, from 2010 to 2011, he served as Senior Vice President and Chief Financial Officer of NovaDel Pharma Inc. From 2004 through its acquisition by Raptor Pharmaceuticals Corp. in 2009, Mr. Johnson served as Vice President and Chief Financial Officer of TorreyPines Therapeutics, Inc., and, from 2009 to 2010, as Vice President of a wholly owned subsidiary of Raptor Pharmaceuticals Corp. From 1994 to 2004, he held various positions at MitoKor, Inc., most recently serving as Chief Financial Officer and Senior Vice President of Operations. Mr. Johnson practiced as a Certified Public Accountant with Price Waterhouse, and he received a B.B.A. degree in accounting from the University of Michigan-Dearborn. The Board has concluded that Mr. Johnson should serve as a director based on his experience serving as a director of biotechnology companies and his expertise in financial management.

Laura Johnson has served as a director since October 2013. She is the President and Chief Executive Officer of Next Generation Clinical Research Consulting, Inc., a contract research organization servicing the pharmaceutical industry that she founded in 1999. Additionally, Ms. Johnson is the President and Chief Executive Officer of Eufaeria Biosciences, Inc., a biotechnology company that she founded in 2016. Since 2018, she has served as a director of Odonate Therapeutics, Inc. Ms. Johnson is also a founder and director of SB Bancorp, Inc.

and Settlers Bank, Inc. Ms. Johnson received a nursing degree from the University of the State of New York-Albany. The Board has concluded that Ms. Johnson should serve as a director based on her substantial operating experience and expertise in clinical study management.

David Ramsay has served as a director since September 2019. Since 2011, he has served as a director of Savara, Inc. In 2018, Mr. Ramsay served as Senior Vice President and Chief Financial Officer of Bonti, Inc. From 2003 to 2015, he held various positions at Halozyme Therapeutics, Inc., most recently serving as Chief Financial Officer. From 2000 to 2003, Mr. Ramsay served as Vice President, Chief Financial Officer of Lathian Systems, Inc. From 1998 to 2000, he served as Vice President, Treasurer and Director, Corporate Finance at Valeant Pharmaceuticals International, Inc. (formerly ICN Pharmaceuticals, Inc.). Mr. Ramsay began his career at Deloitte & Touche LLP. Mr. Ramsay received a B.S. in business administration from the University of California, Berkeley, an MBA in finance and strategic management from the Wharton School of the University of Pennsylvania and is a Certified Public Accountant (inactive) in the state of California. The Board has concluded that Mr. Ramsay should serve as a director based on his experience serving as a director of biotechnology companies and his expertise in financial management.

Robert Rosen has served as a director since July 2014. Since 2017, he has served as a director of Odonate Therapeutics, Inc. From 2013 to 2019, Mr. Rosen served as President and as a director of Heron Therapeutics, Inc., and, from 2012 to 2013, served as Senior Vice President and Chief Commercial Officer of Heron Therapeutics, Inc. From 2014 to 2015, he served as a director of Conkwest, Inc. (now NantKwest, Inc.). In 2012, Mr. Rosen served as Managing Partner of Scotia Nordic LLC, a life sciences advisory firm. From 2011 to 2012, he served as Senior Vice President of Global Commercial Operations at Dendreon Corporation. From 2005 to 2011, Mr. Rosen served as Global Head of Oncology at Bayer HealthCare Pharmaceuticals. From 2002 to 2005, he was Vice President of the Oncology Business Unit at Sanofi-Synthèlabo Inc. Mr. Rosen received a B.S. degree in pharmacy from Northeastern University. The Board has concluded that Mr. Rosen should serve as a director based on his leadership experience in the biotechnology and pharmaceutical industries and expertise in commercializing pharmaceutical products.

Board Recommendation

The Board of Directors recommends a vote “FOR” each of the director nominees identified above.

PROPOSAL 2: RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Squar Milner LLP as the Company’s independent registered accounting firm for the year ending December 31, 2020. At the Annual Meeting, the shareholders will vote to ratify the selection of Squar Milner LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020. Representatives of Squar Milner LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Shareholder ratification of the selection of Squar Milner LLP as the Company’s independent registered public accounting firm is not required by law or our Bylaws. However, our Audit Committee is submitting the selection of Squar Milner LLP to the shareholders for ratification as a matter of good corporate practice. If our shareholders fail to ratify the selection, our Audit Committee will reconsider its selection. Even if the selection is ratified, our Audit Committee, in its discretion, may direct the selection of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our shareholders.

The following table represents aggregate fees for services provided by Squar Milner LLP for each of the periods below:

	2019	2018
Audit Fees	$183,798	$175,191
Audit-related Fees	18,684	20,088
Tax Fees	—	—
All Other Fees	—	—
Total	$202,482	$195,279

Audit Fees. Audit fees consists of fees for professional services provided by Squar Milner LLP for: (1) the annual audit of our consolidated financial statements and internal control over financial reporting included in our Annual Report on Form 10-K; and (2) the reviews of our unaudited condensed consolidated financial statements included in our quarterly reports on Form 10-Q.

Audit-related Fees. Audit-related fees consist of fees for professional services rendered by Squar Milner LLP in connection with their consents on our Registration Statements on Forms S-3 and S-8 and the audit of our 401(k) plan.

Our Audit Committee approves in advance all services provided by our independent registered public accounting firm. All engagements of our independent registered public accounting firm for 2019 and 2018 were pre-approved by the Audit Committee.

Board Recommendation

The Board recommends a vote “FOR” the ratification of the selection of Squar Milner LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

CORPORATE GOVERNANCE

Board Leadership Structure; Risk Management

Our business affairs are managed under the direction of our Board, which currently consists of 5 members. Each of our current directors will continue to serve until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. The role of our Chairman of the Board is separate from our Principal Executive Officer. The Board has determined that this structure continues to be appropriate at this time.

Our Board is responsible for oversight of our risk management policies and procedures. We are exposed to a number of risks, including financial risks, strategic and operational risks and risks relating to regulatory and legal compliance. The Board will regularly discuss with management our major risk exposures highlighting any new risks that may have arisen since they last met and the steps management has taken to monitor and control such exposures, including the guidelines and policies to govern the process by which risk assessment and risk management are undertaken.

The Board oversees the management of risk exposure and risk mitigation in various areas including: (i) risks relating to our employment policies and executive compensation plans and arrangements; (ii) financial risks and taking appropriate actions to help ensure quality financial reporting and appropriately conservative investment practices; and (iii) risks associated with the independence of the Board and potential conflicts of interest. The Audit Committee reviews policies with respect to risk assessment and risk management and consults with outside resources as appropriate on other matters that could have a significant impact on the Company’s consolidated financial statements. The Audit Committee also reviews policies with respect to financial risk and makes recommendations to the Board. The Board’s administration of its risk oversight function has not affected the Board’s leadership structure, which separates the roles of our Chairman of the Board and our Principal Executive Officer.

Director Independence

Our business affairs are managed under the direction of our Board, which is currently composed of 5 directors. Consistent with Nasdaq listing requirements, our Board makes an annual determination of the independence of our directors. This determination is made in conjunction with each annual meeting of shareholders. In connection with the 2020 Annual Meeting of Shareholders, the Board had determined that Mr. Johnson, Ms. Johnson, Mr. Ramsay and Mr. Rosen are “independent” within the meaning of Nasdaq Marketplace Rules 5605(b) and 5605(a)(2). There are no family relationships among any of our directors or executive officers.

Board Committees

Our Board has three standing committees: an audit committee (the “Audit Committee”); a compensation committee (the “Compensation Committee”); and a corporate governance and nominating committee (the “Corporate Governance and Nominating Committee”). The committees operate under written charters that are available for viewing on our website at www.ljpc.com, under “Investor Relations.” Additionally, until a Chief Executive Officer is hired, a committee of the Board, comprised of Kevin Tang and Craig Johnson, will provide Board-level oversight of the Company’s management team.

Audit Committee

It is the responsibility of the Audit Committee to oversee our accounting and financial reporting processes and the audits of our consolidated financial statements. The specific duties of the Audit Committee include: monitoring the integrity of our financial process and systems of internal controls regarding finance, accounting and legal compliance; selecting our independent auditor; monitoring the independence and performance of our independent auditor; and providing an avenue of communication among the independent auditor, our management and our Board. The Audit Committee has the authority to conduct any investigation it feels appropriate to fulfill its responsibilities, and it has direct access to all of our employees and to the independent auditor. The Audit Committee also has the ability to retain, at our expense and without further approval of the Board, special legal, accounting or other consultants or experts that it deems necessary in the performance of its duties. The Audit Committee met or took action by unanimous written consent 4 times during the year ended December 31, 2019. In 2019, the Audit Committee was comprised of three members: Craig Johnson, Laura Johnson and Robert Rosen. Craig Johnson is the Chairman of the Audit Committee and has been determined to qualify as an “audit committee financial expert” as that term is defined under the SEC rules and regulations. Each member of the Audit Committee meets the requirements for independence under the listing standards of the Nasdaq Capital Market and the SEC rules and regulations, and also meets the requirements for financial literacy and sophistication under the applicable listing standards.

Report of the Audit Committee

The Audit Committee oversees our financial reporting process. Management has the primary responsibility for the consolidated financial statements and the reporting process, including our system of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2019 with management, including a discussion of the quality, not merely the acceptability, of the accounting and financial reporting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed our audited consolidated financial statements with our independent auditor, which is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles, including a discussion of such matters as are required to be discussed under U.S. generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditor the matters required to be discussed, and received from them the written disclosures and letter required, by the applicable requirements of the Public Company Accounting Oversight Board and SEC, including with respect to its independence from us and our management. The Audit Committee has also considered the compatibility of the independent auditor’s provision of non-audit services to us with the auditor’s independence.

The Audit Committee discussed with our independent auditor the overall scope and plan for its audit. The Audit Committee met with the independent auditor, with and without management present, to discuss the results of its examinations, its evaluations of our internal controls and the overall quality of our financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC. This report is provided by the following directors, who perform the functions of the Audit Committee:

Craig Johnson, Chairman of Audit Committee
Laura Johnson
Robert Rosen

Compensation Committee

It is the responsibility of the Compensation Committee to assist the Board in discharging the Board’s responsibilities regarding the compensation of our employees, officers and directors. The specific duties of the Compensation Committee include: making recommendations to the Board regarding the corporate goals and objectives relevant to executive compensation; evaluating our executive officers’ performance in light of such goals and objectives; recommending compensation levels to the Board based on such evaluations; administering our incentive compensation plans, including our equity-based incentive plans; making recommendations to the Board regarding our overall compensation structure, policies and programs; and reviewing the Company’s compensation disclosures. Additional information regarding the processes and procedures of the Compensation Committee is provided below under the caption “Executive Compensation.” The Compensation Committee met once during the year ended December 31, 2019. The Compensation Committee is comprised of two members: Craig Johnson and Laura Johnson. Craig Johnson is the Chairman of the Compensation Committee. Each member of the Compensation Committee meets the requirements for independence under the listing standards of the Nasdaq Capital Market and the SEC rules and regulations.

Nominating and Corporate Governance Committee

The primary responsibilities of our Nominating and Corporate Governance Committee are to develop and recommend to the Board criteria for identifying and evaluating qualified candidates for directorships and to make recommendations to the Board regarding candidates for election or reelection to the Board at each annual meeting of shareholders. In addition, the Nominating and Corporate Governance Committee is responsible for making recommendations to the Board concerning corporate governance matters; the structure, composition and function of the Board and its committees; and the compensation of directors for service on the Board and its committees. The Nominating and Corporate Governance Committee is comprised of two members: Laura Johnson and Robert Rosen. Each member of the Nominating and Corporate Governance Committee meets the requirements for independence under the listing standards of the Nasdaq Capital Market. The Nominating and Corporate Governance Committee met or took action by unanimous written consent one time during the year ended December 31, 2019.

Meetings of the Board of Directors

During the year ended December 31, 2019, the Board met or took action by unanimous written consent 10 times (including regularly scheduled and special meetings), and each director attended at least 90% of the aggregate of: (i) the total number of meetings of the Board held during the period for which he or she has been a director; and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he or she served. We encourage all of our directors to attend our annual meeting of shareholders. We held our 2019 Annual Meeting of Shareholders on October 8, 2019, and one of the Company’s directors attended the meeting.

Director Nominations

Our Corporate Governance and Nominating Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Corporate Governance and Nominating Committee may utilize a variety of methods for identifying and evaluating director candidates. Candidates may come to the attention of the Corporate Governance and Nominating Committee through current directors, professional search firms, shareholders or other persons. Once the Corporate Governance and Nominating Committee has identified a prospective nominee, it will evaluate the prospective nominee in the context of the then-current constitution of the Board and will consider a variety of other factors, including the prospective nominee’s business, industry, finance and financial reporting experience, as well as attributes that would be expected to contribute to an effective Board. The Corporate Governance and Nominating Committee seeks to identify nominees who possess a wide range of experience, skills and areas of expertise, knowledge and business judgment. Our Corporate Governance and Nominating Committee thus considers a broad range of factors relating to the qualifications and background of nominees, which may include diversity, which is not only limited to race, gender or national origin, but also includes diversity of experience and skills. We have no formal policy regarding Board diversity. Our Corporate Governance and Nominating Committee’s priority in selecting directors is the identification of persons who will further the interests of our shareholders through his or her established record of professional accomplishment, ability to contribute positively to the collaborative culture among directors, professional and personal experiences and expertise relevant to our growth strategy. Successful nominees must have a history of superior performance or accomplishments in their professional undertakings and should have the highest personal and professional ethics and values. The Corporate Governance and Nominating Committee assesses its effectiveness in balancing these considerations when assessing the composition of the Board. The Corporate Governance and Nominating Committee does not evaluate shareholder nominees differently than any other nominee.

Pursuant to procedures set forth in the Company’s Bylaws, as amended and restated (the “Bylaws”), our Corporate Governance and Nominating Committee will consider shareholder nominations for directors if we receive timely written notice, in proper form, of the intent to make a nomination at a meeting of shareholders. To be timely, the notice must be received within the time frame discussed in our Bylaws. To be in proper form, the notice must, among other matters, include each director nominee’s written consent to serve as a director if elected, a description of all arrangements or understandings between the nominating shareholder and each director nominee and information about the nominating shareholder and each director nominee. A copy of our Bylaws will be provided on written request to our Secretary.

Shareholder Communications

Our shareholders may communicate with our Board or a particular director by sending a letter addressed to the Board or a particular director to our Secretary at La Jolla Pharmaceutical Company, 4550 Towne Centre Court, San Diego, California, 92121. All communications will be compiled by our Secretary and forwarded to the Board, or the director, accordingly. The Secretary opens, logs and forwards all such correspondence (other than advertisements or other solicitations) to the Board, or the director, accordingly, unless a director has requested that the Secretary forward correspondence unopened.

Corporate Governance Guidelines

We have adopted a set of Corporate Governance Guidelines that describe a number of our corporate governance practices. The Corporate Governance Guidelines are available for viewing on our website at www.ljpc.com, under “Investor Relations.”

Code of Business Conduct and Ethics; Corporate Website

We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our directors, executive officers and employees, including our principal executive officer, principal financial and accounting officer and persons performing similar functions. Our Code of Ethics is available for viewing on our website at www.ljpc.com, under “Investor Relations.” We intend to disclose future amendments to, or waivers of provisions with respect to our officers and directors in, the Code of Ethics on our website within 4 business days following the date of the amendment or waiver. Our website may also be used to communicate other material developments to our shareholders from time to time, such as press releases, corporate presentations and presentations delivered at investor conferences. Shareholders are encouraged to regularly review our website for any such updates.

EXECUTIVE OFFICERS

Our executive officers, their respective ages and respective biographies are set forth below.

Name	Age	Position
Lakhmir Chawla, M.D.	49	Chief Medical Officer
Dennis Mulroy	65	Chief Financial Officer, Principal Executive Officer and Secretary
James Rolke	51	Chief Scientific Officer
Darryl Wellinghoff	51	Chief Commercial Officer

Lakhmir Chawla, M.D. has served as our Chief Medical Officer since July 2015. From 2014 to 2015, he served as Chief of the Division of Intensive Care Medicine at the Washington D.C. Veterans Affairs Medical Center. From 2002 to 2014, Dr. Chawla was on faculty at the George Washington University and achieved the rank of Professor of Medicine. Dr. Chawla received a B.A. degree in medical science from Boston University and an M.D. degree from Rutgers New Jersey Medical School.

Dennis Mulroy has served as our Chief Financial Officer since April 2015. From 2005 to 2015, he served as Chief Financial Officer of Taxus Cardium Pharmaceuticals Group, Inc. From 2004 to 2005, Mr. Mulroy served as Chief Financial Officer of Molecular Imaging, Inc. From 2001 to 2003, he served as Chief Financial Officer of SeraCare Life Sciences, Inc. Mr. Mulroy began his career at Ernst & Young LLP. Mr. Mulroy received a B.S. degree in business administration, with an emphasis in accounting, from the University of San Diego and is a Certified Public Accountant (inactive) in the state of California.

James Rolke has served as our Chief Scientific Officer since January 2017 and previously held various positions, most recently serving as Vice President of Research & Development, from 2012 to 2017. From 2009 to 2012, he served as Chief Technology Officer at Pluromed, Inc. (acquired by Sanofi). From 2007 to 2009, Mr. Rolke served as Director of Operations at Prospect Therapeutics, Inc. From 2006 to 2007, he served as Associate Director of Pharmaceutical Development at Mersana Therapeutics, Inc. From 2003 to 2006, Mr. Rolke served as Manager of Process Development at GlycoGenesys, Inc. Mr. Rolke received a B.S. degree in chemistry from Keene State College.

Darryl Wellinghoff has served as our Chief Commercial Officer since March 2019. From 2016 to 2018, he served as the Executive Vice President at Mainstreet Health. From 2001 to 2016, Mr. Wellinghoff held various positions at The Medicines Company, most recently serving as Senior Vice President, Americas. From 1997 to 2001, he held various commercial positions at Bristol-Myers Squibb. Mr. Wellinghoff received a B.A. degree in English from Florida State University.

EXECUTIVE COMPENSATION
Summary Compensation Table

The following table provides information for the years ended December 31, 2019 and 2018 concerning the compensation paid or awarded to our principal executive officer and the two other most highly compensated executive officers (the “Named Executive Officers” or “NEOs”):

Name and Principal Position	Year	Salary	Option Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
Current Named Executive Officers
Dennis Mulroy	2019	$382,000	$143,948	$76,400	$10,739	$613,087
Chief Financial Officer, Principal Executive Officer and Secretary	2018	$370,000	$253,398	$75,000	$13,188	$711,586

Lakhmir Chawla, M.D.	2019	$458,000	$130,333	$91,600	$10,611	$690,544
Chief Medical Officer	2018	$444,000	$252,778	$75,000	$10,435	$782,213

Darryl Wellinghoff (4)	2019	$315,439	$578,343	$63,213	$9,719	$966,714
Chief Commercial Officer	2018	$—	$—	$—	$—	$—
Former Named Executive Officers
George Tidmarsh, M.D., Ph.D. (5)	2019	$546,300	$9,819	$—	$11,929	$568,048
Former President, Principal/Chief Executive Officer and Secretary	2018	$589,000	$833,107	$75,000	$11,974	$1,509,081

Jennifer Carver (6)	2019	$376,200	$9,290	$—	$388,420	$773,910
Former Chief Operating Officer	2018	$405,000	$258,270	$75,000	$49,122	$787,392

(1)
The amounts reported in this column represent the grant-date fair values of stock options granted to each NEO, calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation-Stock Compensation. For a discussion of the assumptions used to calculate the value of our stock options, see Note 6 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2019. The grant-date fair values of stock options awarded in 2019 include stock options granted in January 2020 for services rendered in 2019. The grant-date fair values of stock options awarded in 2018 include stock options granted in January 2019 for services rendered in 2018.

(2)	The amounts reported in this column represent each NEO’s performance-based cash bonus paid.

(3)	Unless otherwise indicated, the amounts reported in this column represent the Company’s matching contribution to each NEO’s 401(k) plan account and life insurance premiums paid by the Company.

(4)	The grant-date fair values of stock options granted to Mr. Wellinghoff in 2019 include stock options granted on becoming Chief Commercial Officer of the Company.

(5)	On November 23, 2019, Dr. Tidmarsh resigned as the President and Chief Executive Officer of the Company and as a member of the Company’s Board of Directors.

(6)
On November 23, 2019, Ms. Carver resigned as the Company’s Chief Operating Officer. For the year ended December 31, 2019, all other compensation includes $372,333 for: (a) severance payments that Ms. Carver will receive over the 10-month period following her resignation; and (b) continued medical coverage over the 12-month period following her resignation.

Outstanding Equity Awards as of December 31, 2019

The following table presents information regarding the outstanding option awards held by each of the NEOs as of December 31, 2019:

	Option Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date(1)
Current Named Executive Officers
Dennis Mulroy	4/6/2015	60,000	—		$18.23	4/6/2025
	12/21/2015	41,500	—		$28.24	12/21/2025
	1/4/2017	46,740	17,360	(2)	$19.19	1/4/2027
	12/11/2017	24,500	24,500	(2)	$28.10	12/11/2027
	12/27/2017	3,350	3,350	(2)	$32.47	12/27/2027
	10/15/2018	6	16	(2)	$16.25	10/15/2028
	10/31/2018	6	16	(2)	$16.30	10/31/2028
	11/15/2018	7	17	(2)	$14.90	11/15/2028
	11/30/2018	7	19	(2)	$14.47	11/30/2028
	12/14/2018	7	21	(2)	$12.80	12/14/2028
	12/31/2018	10	29	(2)	$9.43	12/31/2028
	1/15/2019	—	316	(2)	$6.75	1/15/2029
	1/23/2019	—	53,000	(2)	$5.99	1/23/2029
	1/31/2019	—	63	(2)	$6.04	1/31/2029
	2/15/2019	—	60	(2)	$6.23	2/15/2029
	2/28/2019	—	65	(2)	$5.70	2/28/2029
	3/15/2019	—	49	(2)	$7.64	3/15/2029
	3/29/2019	—	59	(2)	$6.43	3/29/2029
	4/15/2019	—	261	(2)	$7.16	4/15/2029
	4/30/2019	—	233	(2)	$8.05	4/30/2029
	5/15/2019	—	285	(2)	$6.57	5/15/2029
	5/31/2019	—	347	(2)	$5.39	5/31/2029
	6/14/2019	—	193	(2)	$9.71	6/14/2029
	6/28/2019	—	202	(2)	$9.25	6/28/2029
	7/15/2019	—	203	(2)	$9.24	7/15/2029
	7/31/2019	—	224	(2)	$8.36	7/31/2029
	8/15/2019	—	198	(2)	$9.43	8/15/2029
	8/30/2019	—	196	(2)	$9.57	8/30/2029
	9/13/2019	—	171	(2)	$10.92	9/13/2029
	9/30/2019	—	213	(2)	$8.80	9/30/2029
	10/15/2019	—	224	(2)	$8.38	10/15/2029
	10/31/2019	—	267	(2)	$7.02	10/31/2029
	11/15/2019	—	62	(2)	$6.02	11/15/2029
	11/29/2019	—	138	(2)	$2.74	11/29/2029
	12/13/2019	—	112	(2)	$3.35	12/13/2029
	12/31/2019	—	16	(2)	$3.93	12/31/2029
Lakhmir Chawla, M.D.	2/6/2015	60,000	—		$17.34	2/6/2025
	8/31/2015	60,000	—		$35.58	8/31/2025
	8/31/2015	30,000	—		$35.58	8/31/2025
	12/21/2015	58,700	—		$28.24	12/21/2025

	1/4/2017	46,740	17,360	(2)	$19.19	1/4/2027
	12/11/2017	24,500	24,500	(2)	$28.10	12/11/2027
	12/27/2017	3,350	3,350	(2)	$32.47	12/27/2027
	10/15/2018	4	11	(2)	$16.25	10/15/2028
	10/31/2018	4	11	(2)	$16.30	10/31/2028
	11/15/2018	4	12	(2)	$14.90	11/15/2028
	11/30/2018	4	12	(2)	$14.47	11/30/2028
	12/14/2018	4	13	(2)	$12.80	12/14/2028
	12/31/2018	6	17	(2)	$9.43	12/31/2028
	1/23/2019	—	53,000	(2)	$5.99	1/23/2029
	1/15/2019	—	72	(2)	$6.75	1/15/2029
	1/31/2019	—	37	(2)	$6.04	1/31/2029
	2/15/2019	—	36	(2)	$6.23	2/15/2029
	2/28/2019	—	40	(2)	$5.70	2/28/2029
	3/15/2019	—	29	(2)	$7.64	3/15/2029
	3/29/2019	—	35	(2)	$6.43	3/29/2029
	4/15/2019	—	94	(2)	$7.16	4/15/2029
	4/30/2019	—	84	(2)	$8.05	4/30/2029
	5/15/2019	—	102	(2)	$6.57	5/15/2029
	5/31/2019	—	126	(2)	$5.39	5/31/2029
	6/14/2019	—	69	(2)	$9.71	6/14/2029
	6/28/2019	—	73	(2)	$9.25	6/28/2029
	7/15/2019	—	73	(2)	$9.24	7/15/2029
	7/31/2019	—	80	(2)	$8.36	7/31/2029
	8/15/2019	—	72	(2)	$9.43	8/15/2029
	8/30/2019	—	70	(2)	$9.57	8/30/2029
	9/13/2019	—	62	(2)	$10.92	9/13/2029
	9/30/2019	—	76	(2)	$8.80	9/30/2029
	10/15/2019	—	81	(2)	$8.38	10/15/2029
	10/31/2019	—	96	(2)	$7.02	10/31/2029
	11/15/2019	—	111	(2)	$6.02	11/15/2029
	11/29/2019	—	247	(2)	$2.74	11/29/2029
	12/13/2019	—	201	(2)	$3.35	12/13/2029
	12/31/2019	—	172	(2)	$3.93	12/31/2029
Darryl Wellinghoff	3/5/2019	—	80,000	(2)	$7.00	3/5/2019
	4/15/2019	—	261	(2)	$7.16	4/15/2029
	4/30/2019	—	233	(2)	$8.05	4/30/2029
	5/15/2019	—	285	(2)	$6.57	5/15/2029
	5/31/2019	—	347	(2)	$5.39	5/31/2029
	6/14/2019	—	193	(2)	$9.71	6/14/2029
	6/28/2019	—	202	(2)	$9.25	6/28/2029
	7/15/2019	—	203	(2)	$9.24	7/15/2029
	7/31/2019	—	224	(2)	$8.36	7/31/2029
	8/15/2019	—	198	(2)	$9.43	8/15/2029
	8/30/2019	—	196	(2)	$9.57	8/30/2029
	9/13/2019	—	171	(2)	$10.92	9/13/2029
	9/30/2019	—	213	(2)	$8.80	9/30/2029
	10/15/2019	—	224	(2)	$8.38	10/15/2029
	10/31/2019	—	267	(2)	$7.02	10/31/2029
	11/15/2019	—	311	(2)	$6.02	11/15/2029

	11/29/2019	—	17	(2)	$2.74	11/29/2029
Former Named Executive Officers
George Tidmarsh, M.D., Ph.D. (3)	4/3/2014	181,000	—		$10.84	4/3/2024
	2/23/2015	300,000	—		$19.69	2/23/2025
	8/31/2015	30,000	—		$35.58	8/31/2025
	12/21/2015	282,979	—		$28.24	12/21/2025
	1/4/2017	152,079	—		$19.19	1/4/2027
	12/11/2017	87,688	—		$28.10	12/11/2027
	12/27/2017	11,458	—		$32.47	12/27/2027
	10/15/2018	24	—		$16.25	10/15/2028
	10/31/2018	22	—		$16.30	10/31/2028
	11/15/2018	24	—		$14.90	11/15/2028
Jennifer Carver (4)	2/17/2014	18,000	—		$7.26	2/17/2024
	5/22/2014	10,000	—		$7.69	5/22/2024
	11/20/2014	12,000	—		$19.80	1/9/2025
	2/23/2015	23,500	—		$19.69	2/23/2025
	8/31/2015	15,000	—		$35.58	8/31/2025
	12/21/2015	49,938	—		$28.24	12/21/2025
	1/4/2017	45,404	—		$19.19	1/4/2027
	12/11/2017	23,479	—		$28.10	12/11/2027
	12/27/2017	3,701	—		$32.47	12/27/2027
	10/15/2018	23	—		$16.25	10/15/2028
	10/31/2018	21	—		$16.30	10/31/2028
	11/15/2018	24	—		$14.90	11/15/2028

(1)	All stock options expire 10 years from the grant date.

(2)
The stock option vests and becomes exercisable with respect to 25% of the underlying shares of common stock on the one-year anniversary of the vesting commencement date and then vests ratably on a monthly basis over the next three years.

(3)
On November 23, 2019, Dr. Tidmarsh resigned as the President and Chief Executive Officer of the Company and as a member of the Company’s Board of Directors. All outstanding unvested equity awards were cancelled on such date.

(4)	On November 23, 2019, Ms. Carver resigned as the Company’s Chief Operating Officer. All outstanding unvested equity awards were cancelled on such date.

Compensation Arrangements with Named Executive Officers

All compensation arrangements with NEOs constitute “at-will” employment, meaning an NEO can terminate employment at any time, for any reason or for no reason. Similarly, the Company is free to terminate an NEO at any time, for any reason or for no reason. NEOs receive an annual base salary and are eligible to earn an annual performance-based cash bonus. In determining the annual performance-based cash bonus for each NEO, the NEO’s annual base salary is multiplied by his or her target bonus percentage, and the resulting amount is then multiplied by the corporate performance percentage approved by the Board, which is dependent on the achievement of corporate performance goals. NEOs are also eligible to receive an equity interest in the Company in the form of option awards. Option awards generally vest over a 4-year period from either the date of grant or the commencement of service and are subject to continued service requirements. Option awards may be subject to accelerated vesting by the Company in the event of an NEO’s termination of employment by reason of death or disability or in conjunction with a change in control. Compensation arrangements with NEOs do not otherwise provide for severance benefits.

Roles in Determining Compensation

Compensation Committee

The Compensation Committee has the responsibility of reviewing the appropriateness of the total compensation paid to employees. The Compensation Committee reviewed and presented for Board approval all compensation arrangements and actions for our employees in 2019, including the Company’s NEOs.

Compensation Consultant

In 2019, the Compensation Committee engaged the services of Anderson Pay Advisors LLC (“Anderson”), an executive compensation firm that provides compensation consulting services. The directive for Anderson was to assist the Compensation Committee in its review of executive and director compensation practices, including the competitiveness of pay levels, executive compensation design and review and analysis of competitive data with respect to the Company’s peers in the industry. The Compensation Committee has the authority to engage and terminate the services of compensation consultants. The decision to engage Anderson was not made, or recommended, by the Company’s management. The Compensation Committee, after a review of the factors set forth in Section 10C-1 of the Securities and Exchange Act of 1934 (the “Exchange Act”), has determined that Anderson is independent, and neither the insurance brokerage services nor the compensation consulting services performed by Anderson present any conflicts of interest.

Defined Contribution Plan

The Company has a defined contribution plan (the “401(k) Plan”) covering substantially all of the Company’s employees, including NEOs. The 401(k) Plan is a tax-qualified retirement saving plan, pursuant to which all employees are able to contribute the lesser of 50% of their annual compensation (as defined) or the limit prescribed by the Internal Revenue Service to the 401(k) Plan on a before-tax basis. The Company matches employee contributions to the 401(k) Plan based on each participant’s contribution during the plan year, up to 3.5% of each participant’s annual compensation.

Director Compensation

Retainer Fees. Directors who are also our employees receive no extra compensation for their service on the Board. For the year ended December 31, 2019, our non-employee directors received an annual fee of $60,000 and the Chair of the Audit Committee received an additional annual fee of $15,000, both of which were paid quarterly. The Chairman of the Board, Mr. Tang, has elected to waive all cash compensation for his service as a director.

Option Grants. Each of our non-employee directors is eligible to receive, on becoming a non-employee director, a one-time grant of a non-qualified stock option under the Company’s 2013 Equity Incentive Plan in an amount to be determined by the Board at an exercise price equal to the fair value of a share of common stock on the grant date. These non-employee director options have a term of 10 years and vest with respect to one-third of the underlying shares on the one-year anniversary of the grant and with respect to the remainder of the underlying shares on a quarterly basis for two years thereafter. Each non-employee director receives an additional grant annually of a non-qualified stock option in an amount to be determined by the Board. These non-employee director options have a term of 10 years and vest fully on the one-year anniversary of the grant date. The exercise price for these additional non-employee director options is the fair value of the common stock on the grant date. All outstanding non-employee director options vest in full immediately prior to any change in control. Each non-employee director is also eligible to receive additional options under the Company’s 2013 Equity Incentive Plan at the discretion of the Board. These options vest and become exercisable pursuant to the Company’s 2013 Equity Incentive Plan and the terms of the option grant.

The following table shows the compensation earned in 2019 by the non-employee directors who served on the Board during the year ended December 31, 2019:

Name	Fees Earned or Paid in Cash	Option Awards(1)	Total
Kevin Tang(2)	$—	$34,407	$34,407
Craig Johnson	$75,000	$34,407	$109,407
Laura Johnson	$60,000	$34,407	$94,407
David Ramsay(3)	$15,000	$139,647	$154,647
Robert Rosen	$60,000	$34,407	$94,407

(1)
The amounts reported in this column reflect the grant-date fair values of stock options granted to each director in January 2020 for services rendered in 2019, calculated in accordance with FASB ASC Topic 718, Compensation-Stock Compensation. For a discussion of the assumptions used to calculate the value of our stock options, see Note 6 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2019. Each non-employee director was granted an option to purchase up to 12,000 shares of common stock at $3.93 per share, the fair value of the common stock on the grant date. As of December 31, 2019, the aggregate number of option awards outstanding for Kevin Tang, Craig Johnson, Laura Johnson, David Ramsay and Robert Rosen were 82,000, 101,000, 90,500, 30,000 and 82,000, respectively.

(2)	Mr. Tang has elected to waive all cash compensation for his service as a director.

(3)
On becoming a non-employee director of the Company in October 2019, Mr. Ramsay was granted an option to purchase up to 18,000 shares of common stock at $8.43 per share, the fair value of the common stock on the grant date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our shares of common stock as of March 1, 2020 for:

•	each shareholder or group of shareholders known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our directors;

•	each of our NEOs; and

•	all of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to shares of stock. This information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, shares of common stock issuable under stock options that are exercisable within 60 days of March 1, 2020 are deemed outstanding for the purpose of computing the percentage ownership of the person holding the options, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each shareholder named in the following table possesses sole voting and investment power over his, her or its shares of common stock, except for those jointly owned with that person’s spouse. Percentage of beneficial ownership of common stock is based on 27,263,911 shares of common stock outstanding as of March 1, 2020. Unless otherwise noted below, the address of each person listed on the table is 4550 Towne Centre Court, San Diego, California 92121.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned
Greater than 5% Shareholders
Tang Capital Partners, LP(2)	8,080,345	29.64%
Broadfin Capital, LLC(3)	2,688,068	9.86%
RTW Investments, LP(4)	2,551,020	9.36%
BlackRock, Inc.(5)	1,574,336	5.77%
Venrock Healthcare Capital Partners II, L.P. (6)	1,375,000	5.04%

Directors and Named Executive Officers
Kevin Tang(2)	8,390,345	30.70%
Lakhmir Chawla, M.D.(7)	318,102	1.15%
Dennis Mulroy(8)	207,817	*
Craig Johnson(9)	89,000	*
Laura Johnson(10)	79,000	*
Robert Rosen(11)	70,000	*
Darryl Wellinghoff(12)	30,318	*
David Ramsay	—	*
All directors and executive officers as a group (9 persons)	9,446,358	33.39%

* Represents beneficial ownership of less than one percent.

(1)
Based on the Company’s review of Statement of Beneficial Ownership Filings with the SEC on Schedules 13D, 13D/A, 13G, 13G/A or Form 4, and other information included in the Company’s records. Shares of common stock owned can vary since the date of such filings.

(2)
Based on a Form 4 filed with the SEC on February 3, 2020 and a Schedule 13D/A filed with the SEC on January 14, 2020. The Form 4 and the Schedule 13D/A were filed jointly by Tang Capital Partners, LP, Tang Capital Management, LLC and Kevin Tang. Mr. Tang is the Chairman of the Board. Tang Capital Partners, LP shares voting and dispositive power over such shares with Tang Capital Management, LLC and Kevin Tang. The shares of common stock owned and beneficially owned by Mr. Tang include shares of common stock owned by Tang Capital Partners, LP and other shares of common stock for which Mr. Tang shares voting and/or dispositive power. Mr. Tang has sole voting and dispositive power over 70,000 shares underlying stock options that were exercisable within 60 days of March 1, 2020. The beneficial ownership for Tang Capital Partners, LP and Mr. Tang excludes approximately 6,067,784 and 6,338,500 shares of common stock, respectively, that are potentially issuable on conversion of the Company’s Series C-12 Convertible Preferred Stock. The shares of Series C-12 Convertible Preferred Stock have a limit on the ability of the holder to convert, to the extent that the holder would beneficially own greater than 9.999% of shares of the Company’s common stock following such conversion, provided that the holder has the ability to waive, increase or decrease this limitation on conversion on providing the Company with 61 days of prior written notice. The address of the foregoing entities and person is 4747 Executive Drive, Suite 510, San Diego, CA 92121.

(3)
Based on a Schedule 13G/A filed with the SEC on February 13, 2020. The Schedule 13G/A was filed jointly by Broadfin Capital, LLC, Broadfin Healthcare Master Fund, Ltd. and Kevin Kotler (collectively, “Broadfin”). Broadfin reports it has shared voting and dispositive power with respect to 2,688,068 shares. The address of Broadfin Capital, LLC and Kevin Kotler is 300 Park Avenue, 25th Floor, New York, NY 10022. The address of Broadfin Healthcare Master Fund, Ltd. is 20 Genesis Close, Ansbacher House, Second Floor, P.O. Box 1344, Grand Cayman KY1-1108, Cayman Islands.

(4)
Based on a Schedule 13G/A filed with the SEC on February 14, 2020. The Schedule 13G/A was filed jointly by RTW Investments, LP, RTW Master Fund, Ltd. and Roderick Wong. RTW Investments, LP is the investment manager of RTW Master Fund, Ltd. and one or more private funds, and shares voting and dispositive power over such shares. RTW Investments, LP and Roderick Wong report that they have shared voting and dispositive power with respect to 2,551,020 shares. RTW Master Fund, Ltd reports that it has shared voting and dispositive power with respect to 1,857,707 shares. The beneficial ownership for RTW Investments, LP includes approximately 263,029 shares of common stock that are potentially issuable on conversion of the Company’s Series C-1[2] Convertible Preferred Stock. The address of RTW Investments, LP and Roderick Wong is 412 West 15th Street, 9th Floor, New York, NY 10011. The address of RTW Master Fund, Ltd. is 190 Elgin Avenue, George Town, Grand Cayman KY1-9001, Cayman Islands.

(5)
Based on a Schedule 13G/A filed with the SEC on February 5, 2020. BlackRock, Inc. reports it has sole voting power with respect to 1,549,190 shares and sole dispositive power with respect to 1,574,336 shares. The address of the foregoing entity is 55 East 52nd Street, New York, NY 10055.

(6)
Based on a Schedule 13G filed with the SEC on February 11, 2019. The Schedule 13G was filed jointly by Venrock Healthcare Capital Partners II, L.P., VHCP Co-Investment Holdings II, LLC, Venrock Healthcare Capital Partners III, L.P., VHCP Co-Investment Holdings III, LLC, VHCP Management II, LLC, VHCP Management III, LLC, Nimish Shah and Bong Koh (collectively, “Venrock”). The Schedule 13G reports that the 1,375,000 shares are owned directly as follows: 264,300 shares are owned by Venrock Healthcare Capital Partners II, L.P.; 107,100 shares are owned by VHCP Co-Investment Holdings II, LLC; 912,414 shares are owned by Venrock Healthcare Capital Partners III, L.P.; and 91,186 shares are owned by VHCP Co-Investment Holdings III, LLC. VHCP Management II, LLC is the general partner of Venrock Healthcare Capital Partners II, L.P. and the manager of VHCP Co-Investment Holdings II, LLC. VHCP Management III, LLC is the general partner of Venrock Healthcare Capital Partners III, L.P. and the manager of VHCP Co-Investment Holdings III, LLC. Messrs. Shah and Koh are the managing members of VHCP Management II, LLC and VHCP Management III, LLC. Venrock reports it has shared voting and dispositive power with respect to 1,375,000 shares. The address of the foregoing entities and persons is 7 Bryant Park, 23rd Floor, New York, NY 10018.

(7)	Consists of 8,109 shares of common stock and 309,993 shares of common stock underlying stock options exercisable by Dr. Chawla within 60 days of March 1, 2020.

(8)	Consists of 4,818 shares of common stock and 202,999 shares of common stock underlying stock options exercisable by Mr. Mulroy within 60 days of March 1, 2020.

(9)	Consists of 89,000 shares of common stock underlying stock options exercisable by Mr. Johnson within 60 days of March 1, 2020.

(10)	Consists of 500 shares of common stock and 78,500 shares of common stock underlying stock options exercisable by Ms. Johnson within 60 days of March 1, 2020.

(11)	Consists of 70,000 shares of common stock underlying stock options exercisable by Mr. Rosen within 60 days of March 1, 2020.

(12)	Consists of 8,528 shares of common stock and 21,790 shares of common stock underlying stock options exercisable by Mr. Wellinghoff within 60 days of March 1, 2020.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.

To our knowledge, based solely on our review of Forms 3, 4 and 5 filed with the SEC or written representations that no Form 5 was required, during the year ended December 31, 2019, our directors, executive officers and persons who beneficially own more than 10% of a registered class of our equity securities timely filed all reports required under Section 16(a) of the Exchange Act, except for one Form 4 for each of Dr. Chawla, Mr. Johnson, Mr. Mulroy, Mr. Rolke and Mr. Wellinghoff that were inadvertently filed 1 day late to report one transaction.

Equity Compensation Plan Information

The following table provides certain information regarding our equity compensation plans in effect as of December 31, 2019:

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (2)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans, excluding Securities Reflected in Column (1) (3)
Equity compensation plans approved by security holders:
2013 Equity Incentive Plan	5,476,840	$19.70	3,769,824
2018 Employee Stock Purchase Plan	—	$—	568,728
Equity compensation plans not approved by security holders	140,000	$11.81	—
Total	5,616,840	$19.50	4,338,552

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Pursuant to our Code of Ethics, our directors, executive officers and employees must disclose transactions involving actual or apparent conflicts of interest, such as related party transactions, to the Chairperson of the Audit Committee. Additionally, the Audit Committee is responsible for review and approval of all related party transactions in which any officer, director or shareholder has a direct or indirect interest and would be required to be disclosed under Item 404(a) of Regulation S-K, and has written policies and procedures for reviewing, approving or ratifying any transaction required to be reported under Item 404(a) of Regulation S-K. In reviewing related party transactions, the Audit Committee evaluates any transaction in which a “related person” (as defined in Item 404(a) of Regulation S-K) was, or is to be, a participant and the amount involved exceeds the threshold specified by SEC rules (generally $120,000), and in which the related person had, or will have, a direct or indirect material interest. The Audit Committee also will consider whether the proposed terms are at least as favorable to the Company as could be obtained from unaffiliated third parties and will confirm that there is a bona fide business purpose for the transaction.

The Company has a non-voting profits interest in a related party, which provides the Company with the potential to receive a portion of the future distributions of profits, if any. Investment funds affiliated with the Chairman of the Company’s board of directors have a controlling interest in the related party. In the fourth quarter of 2019, the Company received distributions of $1.9 million in connection with this profits interest.

Since January 1, 2018, there were no other transactions, and there are no currently proposed transactions, between the Company and any “related person” where the amount exceeded or will exceed $120,000, and in which any “related person” had or will have a direct or indirect material interest, other than compensation arrangements described elsewhere in this Proxy Statement.

OTHER MATTERS
Other Business
We know of no other business to be presented at the Annual Meeting. If any other business were to properly come before the Annual Meeting, it is intended that the shares represented by proxies would be voted with respect thereto in accordance with the best judgment of the persons named in the accompanying proxy card or voting instruction form.

Shareholder Proposals

Shareholders who wish to have proposals considered for inclusion in the Proxy Statement and form of proxy for our 2021 Annual Meeting must cause their proposals to be received in writing by our Secretary at 4550 Towne Centre Court, San Diego, California, 92121 no later than January 6, 2021, provided that if the Company moves the date of the 2021 Annual Meeting of Shareholders by more than 30 days from the anniversary date of the Annual Meeting, then the deadline for submission of proposals will be a “reasonable time” before the Company begins to print and send its proxy materials for the 2021 Annual Meeting of Shareholders (as defined in Rule 14a-8 under the Exchange Act). Any proposal should be addressed to our Secretary and may be included in next year’s proxy materials only if such proposal complies with our Bylaws, as discussed below, and the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our Proxy Statement any shareholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC. Submission of a shareholder proposal does not guarantee that it will be included in our Proxy Statement and form of proxy.

Further, our Bylaws require that a shareholder give our Secretary timely written notice of any proposal or nomination of a director to be brought before the annual meeting, but not included in the Proxy Statement and form of proxy. To be timely, such written notice must be delivered to our Secretary not less than 90 days nor more than 120 days prior to a scheduled annual meeting of shareholders, or if less than 95 days’ notice or prior public disclosure of the date of the scheduled annual meeting of shareholders is given or made, such written notice must be received by our Secretary not later than the close of business on the seventh day following the earlier of the date of the first public announcement of the date of such meeting or the date on which such notice of the scheduled meeting was mailed.

Any notice to our Secretary regarding a shareholder proposal must include, as to each matter the shareholder proposes to bring before the Annual Meeting: (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting; (ii) the name and address, as they appear on our books, of the shareholder proposing such business and any shareholders known by such shareholder to be supporting such proposal; (iii) the class and number of shares of our stock that are beneficially owned by the shareholder and by any other shareholder known by such shareholder to be supporting such matter on the date of such shareholder notice; and (iv) any material interest of the shareholder in such business.

Any notice to our Secretary regarding a nomination for the election of a director must include: (i) the name and address of the shareholder who intends to make the nomination; (ii) the name and address of the person or persons to be nominated; (iii) the class and number of shares of our stock that are beneficially owned by the shareholder; (iv) a representation that such shareholder intends to be present via live webcast or by proxy at the annual meeting and nominate the person or persons specified in the notice; (v) a description of all arrangements or understandings between the shareholder and each director nominee and any other person or persons (naming such person(s)) pursuant to which the nomination or nominations are to be made by the shareholder; (vi) such other information regarding each director nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the director nominee been nominated, or intended to be nominated, by the Board; and (vii) the consent of each director nominee to serve as a director if so elected.

Incorporation by Reference

The Report of the Audit Committee shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933, as amended, or the Exchange Act or incorporated by reference in any document so filed.

Householding

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and do not participate in electronic delivery of proxy materials will receive only one copy of the proxy materials, including this Proxy Statement, the Notice of the 2020 Annual Meeting of Shareholders, the 2019 Annual Report and the proxy card or voting instruction form, until such time as one or more of these stockholders notifies us that they wish to receive individual copies. This procedure will reduce duplicate mailings and save printing costs and postage fees, as well as natural resources.

If you received a “householding” mailing this year and would like to have additional copies of the proxy materials mailed to you, please send a written request to our Secretary at La Jolla Pharmaceutical Company, 4550 Towne Centre Court, or call (858) 207-4264, and we will promptly deliver the proxy materials to you. You may also submit a request to the aforementioned address or phone number if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future, or if you would like to opt out of “householding” for future mailings.

Availability of Additional Information

Along with this Proxy Statement, we have provided each shareholder of record a copy of our 2019 Annual Report. We will provide, free of charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2019, including exhibits, on the written or oral request of any shareholder or beneficial owner of our common stock. Please send a written request to our Secretary at La Jolla Pharmaceutical Company, 4550 Towne Centre Court, San Diego, California 92121 or call (858) 207-4264.

By Order of the Board of Directors,

/s/ Dennis Mulroy
Dennis Mulroy Chief Financial Officer, Principal Executive Officer and Secretary

April 29, 2020
San Diego, California

LA JOLLA PHARMACEUTICAL COMPANY
ATTN: DENNIS MULROY
4550 TOWNE CENTRE COURT
SAN DIEGO, CA 92121

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LJPC2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D16191-P40857

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

LA JOLLA PHARMACEUTICAL COMPANY

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Kevin Tang	☐	☐	☐
1b. Craig Johnson	☐	☐	☐
1c. Laura Johnson	☐	☐	☐
1d. David Ramsay	☐	☐	☐
1e. Robert Rosen	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D16192-P40857

LA JOLLA PHARMACEUTICAL COMPANY
PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dennis Mulroy, with power to act and with power of substitution, to serve as proxy, and hereby authorizes him to represent and vote as designated on the other side, all the shares of common stock of La Jolla Pharmaceutical Company (the "Company") standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Shareholders of the Company to be held on June 25, 2020 or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OR, IF NO CHOICE IS SPECIFIED, BUT THE CARD IS SIGNED, FOR THE ELECTION OF THE NOMINEES, FOR PROPOSAL 2 AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE PERSON NAMED AS PROXY HEREIN SHALL HAVE FULL DISCRETIONARY AUTHORITY TO VOTE THE SHARES REPRESENTED BY A PROPERLY SIGNED AND RETURNED PROXY CARD FOR NOMINEES LISTED ON THE REVERSE AND FOR WHOM INSTRUCTIONS HAVE BEEN GIVEN TO WITHHOLD AUTHORITY IN THE MANNER AS THE BOARD OF DIRECTORS SHALL RECOMMEND OR OTHERWISE IN THE PROXY'S DISCRETION.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side